PURCHASE AGREEMENT
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     THIS PURCHASE AGREEMENT made and entered into as of July 30, 1999 by and between Valor Capital Management L.P. (the "Purchaser") and Penn Octane Corporation, a Delaware corporation (the "Company").

     WHEREAS,  the  Company  wishes to sell and the Purchaser wishes to purchase
(i) 75,000 shares (the "Shares") of common stock, par value $.01 per share, of the Company ("Common Stock") for $2.00 per share, and (ii) a warrant, exercisable until July 30, 2003 at $3.00 per share of Common Stock (subject to adjustment), to purchase 37,500 shares (the "Warrant Shares") of Common Stock substantially in the form of Exhibit 1 hereto (the "Warrant"; the Shares and the Warrant being herein collectively referred to as the "Securities"); and

     WHEREAS, the Company and the Purchaser desire to enter into a Registration Rights Agreement with respect to the Shares and the Warrant Shares, substantially in the form annexed as Exhibit 2 hereto (the "Registration Rights Agreement"), all on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the agreements and obligations herein contained, the Purchaser and the Company hereby agree as follows:

     1.     Purchase  and  Sale  of  the  Securities.  Subject  to the terms and
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conditions set forth in this Agreement, the Company agrees to sell to the Purchaser, and the Purchaser agrees to purchase from the Company, the Securities for a purchase price equal to One Hundred And Fifty Thousand ($150,000.00) Dollars.

     2.     The  Closing.  The  closing (the "Closing") of the purchase and sale
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of the Securities shall take place on July 30, 1999 at 5:00 P.M. local time at the offices of the Company in Redwood City, California, or at such other time and place as the Company and the Purchaser shall agree. At the Closing, the Purchaser shall deliver to the Company payment for the Securities being purchased in immediately available funds and the Company shall deliver the Shares and the Warrant to the Purchaser.

     3.     Registration  Rights.  The  Purchaser  shall  have such registration
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rights with respect to the Share and the Warrant Shares as are set forth in the Registration Rights Agreement.

     4.     Representations  and  Warranties of the Company,  As of the Closing,
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the  Company  represents  and  warrants  that:

          (a) the Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder;

          (b) the execution, delivery and performance of this Agreement, and the sale and delivery of the Securities have been duly authorized by all necessary corporate action on the part of the Company and do not violate any covenant contained in any agreement to which the Company is a party; and

          (c) the Warrant Shares, when issued upon exercise of the Warrant and payment therefor, will be legally and validly issued, fully paid and nonassessable.

     5.     Representations  and  Warranties  of  the  Purchaser.  The Purchaser
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represents  and  warrants  as  follows:

          (a)     General:
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               (i) The Purchaser has all requisite authority to enter into this Agreement and to perform all of the obligations required to be performed by it hereunder.

               (ii) Neither the Company nor any person acting on behalf of the Company has offered or sold the Securities to the Purchaser by means of any form of general solicitation or general advertising. The Purchaser has not received, paid or given, directly or indirectly, any commission or remuneration for or on account of any sale, or the solicitation of any sale, of the Securities.

          (b)     Information  Concerning  the  Company:
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               (i) The Purchaser is familiar with the business and financial condition, properties, operations and prospects of the Company.

               (ii) The Purchaser has been given full access to all material information concerning the condition, properties, operations and prospects of the Company. The Purchaser and his advisors (if any) have had an opportunity to ask questions of, and to receive information from, the Company and persons acting on its behalf concerning the terms and conditions of the Purchaser's investment in the Securities, and to obtain any additional information necessary to verify the accuracy of the information and data received by the Purchaser. The Purchaser is satisfied that there is no material information concerning the condition, properties, operations and prospects of the Company of which Purchaser is unaware.

               (iii) The Purchaser has made, either alone or together with his advisors (if any), such independent investigation of the Company, its management, and related matters as the Purchaser deems to be, or the Purchaser's advisors (if any) have advised to be, necessary or advisable in connection with this investment; and the Purchaser and his advisors (if any) have received all information and data which the Purchaser and his advisors (if any) believe to be necessary in order to reach an informed decision as to the advisability of investing in the Securities.

               (iv) The Purchaser understands that all the Purchaser's representations and warranties contained in this Agreement will be deemed to have been reaffirmed and confirmed as of the Closing.

               (v) The Purchaser understands that the purchase of the Securities involves various risks, including the risk that it is unlikely that any market will exist for any resale of the Warrant and that resale of the Shares, the Warrant and the Warrant Shares will be restricted as herein provided.

          (c)     Status  of  Purchaser:
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               (i) The Purchaser either alone or with Purchaser's advisors (if any) has such knowledge, skill and experience in business, financial and investment matters as to be capable of evaluating the merits and risks of an investment in the Securities. To the extent that the Purchaser has deemed it appropriate to do so, the Purchaser has retained at Purchaser's own expense, and relied upon, appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and owning the Shares, the Warrant and Warrant Shares, as the case may be.

          (d)     Restrictions  on  Transfer  or  Sale
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               (i) The Purchaser is acquiring the Securities and any shares of Common Stock purchased upon exercise of the Warrant solely for its own account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Shares, the Warrant or such shares of Common Stock. The Purchaser understands that neither the Shares, the Warrant nor such underlying Common Stock have been registered under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any state (collectively referred to as "State Securities Laws") by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of the Purchaser and of the other representations made by the Purchaser in this Agreement. The Purchaser understands that the Company is relying upon the representations and agreements contained in this Agreement (and any supplemental information) for the purpose of determining whether this transaction meets the requirements for such exemptions.

               (ii) The Purchaser understands that the Shares, the Warrant and such underlying Common Stock are "restricted securities" under applicable federal securities laws and that the Securities Act and the rules of the Securities and Exchange Commission (the "Commission") provide in substance that the Purchaser may dispose of such securities or any of them only pursuant to an effective registration statement under the Securities Act or an exemption therefrom, and understands that the Company has no obligations or intentions to register any of such securities thereunder, or to take any other action so as to permit sales pursuant to the Securities Act, except as set forth in the Registration Rights Agreement. Accordingly, the Purchaser understands that under the Commission's rules, unless disposed of pursuant to an effective registration statement under the Securities Act, the Purchaser may dispose of the Note, Warrants and underlying Common Stock only in accordance with the provisions of Rule 144 under the Securities Act, to the extent available, or in "private placements" which are exempt from registration under the Securities Act, in which event the transferee will acquire "restricted securities" subject to the same limitations as in the hands of the Purchaser. As a consequence, absent such an effective registration statement under the Securities Act, the Purchaser understands that it may be required to bear the economic risks of the investment in the Securities (and the underlying Common Stock) for an indefinite period of time.

               (iii) The Purchaser agrees that (a) it will not sell, assign, pledge, give, transfer, of otherwise dispose of the Shares, the Warrant or such underlying Common Stock or any interest in any thereof or therein, or make any offer or attempt to do any of the foregoing, except pursuant to registration of such securities under the Securities Act and any applicable State Securities
Laws or in a transaction which, in the opinion of counsel for the Purchaser satisfactory to the Company (which requirement may be waived by the Company upon advice of counsel), is exempt from the registration provisions of the Securities Act and any applicable State Securities Laws; (b) the Shares, the Warrant and any certificate(s) representing shares of Common Stock issued upon exercise of the Warrant may bear a legend making reference to the foregoing restrictions; and (c) the Company and any transfer agent for shares of its Common Stock shall not be required to give effect to any purported transfer of any of such securities except upon compliance with the foregoing restrictions.

               (iv) In no event shall any sale, assignment, pledge or transfer of the Shares, the Warrant or such underlying Common Stock by the Purchaser to a transferee give rise to rights of any such transferee under the Registration Rights Agreement.

     6.     Conditions  to  Obligations  of  Purchaser  and  the  Company.  The
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obligations of the Purchaser to purchase and pay for the Securities specified herein and of the Company to sell and deliver such Securities are subject to the satisfaction at or prior to the Closing of the following conditions precedent:

          (a)     The representations and warranties of the Company contained in
Section 4 hereof and of the Purchaser contained in Section 5 hereof shall be true and correct on and as of the Closing in all respects with the same effect as though representations and warranties had been made on and as of the Closing.

          (b) The Company and the Purchaser shall each have received a certificate from an executive officer of the other party to the effect that its representations and warranties are still valid.
          (c) The Company and the Purchaser shall each have executed and delivered the Registration Rights Agreement.

     7.     Fee.   The  Company shall be responsible for all fees required to be
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paid  in  connection  with  the  Purchase  Agreement.

     8.     Waiver, Amendment.  Neither this Agreement nor any provisions hereof
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shall be modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

     9.     Assignability.  Neither  this  Agreement  nor  any  right,  remedy,
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obligation or liability arising hereunder or by reason hereof shall be assignable by either the Company or the Purchaser without the prior written consent of the other party, which consent shall not be unreasonably withheld.

     10.     Applicable  Law.  This Agreement shall be governed by and construed
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in accordance with the law of the State of New York, regardless of the law that might be applied under principles of conflicts of law.

     11.     Section  and  Other  Headings.  The  section  and  other  headings
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contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

     12.     Counterparts.  This  Agreement  may  be  executed  in any number of
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counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

     13.     Notices.  All  notices and other communications provided for herein
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shall be in writing and shall be deemed to have been duly given if delivered personally or by facsimile (with proof of receipt) or sent by registered or certified mail, return receipt requested, postage prepaid:

          (a)  If  to  the  Company,  to  it  at  the  following  address:
               Penn  Octane  Corporation
               900  Veterans  Boulevard,  Suite  540
               Redwood  City,  California  94603

               Attn:  Jerome  B.  Richter,
                      President

               with  a  copy  to:

               Kevin  Finck,  Esq.
               Two  Embarcadero  Center,  Suite  1670
               San  Francisco,  CA  94111

          (b)  If  to  the  Purchaser,  at  the  following  address:
               Valor  Capital  Management  L.P.
               c/o  Knoll  Capital
               200  Park  Avenue
               Suite  3900
               New  York,  NY  10166

               Attn:  Mr.  Fred  Knoll
                      212  808-7474

               with  a  copy  to:

               ______________________
               ______________________
               ______________________
               ______________________

or at such other address as either party shall have specified by notice in writing to the other.

     14.     Binding  Effect.  The provisions of this Agreement shall be binding
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upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and permitted assigns.

     IN WITNESS WHEREOF, the Company and the undersigned have executed this Agreement as of this 30 day of July 1999.

                                   VALOR  CAPITAL  MANAGEMENT  L.P.


                                   By:
                                   Name:
                                   Title:


                                   PENN  OCTANE  CORPORATION


                                   By:
                                   Name:  Ian  T.  Bothwell
                                   Title:  Vice  President  and  Chief Financial
Officer